                                                                   EXHIBIT 10.17

                          INTERNATIONAL GAME TECHNOLOGY
                            2002 STOCK INCENTIVE PLAN
                         DIRECTOR STOCK OPTION AGREEMENT

      THIS DIRECTOR STOCK OPTION AGREEMENT (this "OPTION AGREEMENT") by and between INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation (the "CORPORATION"), and ________________________ (the "PARTICIPANT") evidences the nonqualified stock option (the "OPTION") granted by the Corporation to the Participant as to the number of shares of the Corporation's Common Stock first set forth below.

NUMBER OF SHARES OF COMMON STOCK:(1) _________  AWARD DATE:  ____________

EXERCISE PRICE PER SHARE:(1)  $__________       EXPIRATION DATE:(1,2) __________

VESTING(1,2) The Option shall become vested in 33-1/3% installments of the total number of shares of Common Stock subject to the Option over three years as provided in Section 7.4 of the Plan.

      The Option is granted under the International Game Technology 2002 Stock Incentive Plan (the "PLAN") and subject to the Terms and Conditions of Director Stock Option (the "TERMS") attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. The Option is not and shall not be deemed to be an incentive stock option within the meaning of Section 422 of the Code. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Participant acknowledges receipt of a copy of the Terms, the Plan, and the Prospectus for the Plan.

"PARTICIPANT"                             INTERNATIONAL GAME TECHNOLOGY,
                                          a Nevada corporation
_________________________________
Signature
                                          By:_________________________________
_________________________________
Print Name                                Print Name:  David D. Johnson

_________________________________         Title:  Sr. V.P., General Counsel
Address

_________________________________
City, State, Zip Code

----------

(1)   Subject to adjustment under Section 7.6 of the Plan.

(2)   Subject to early termination pursuant to Section 4 of this Option
      Agreement.

                  TERMS AND CONDITIONS OF DIRECTOR STOCK OPTION

1.    VESTING; LIMITS ON EXERCISE.

      As set forth on the cover page of this Option Agreement, the Option shall vest and become exercisable in percentage installments of the aggregate number of shares of Common Stock subject to the Option. The Option may be exercised only to the extent the Option is vested and exercisable.

      - Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Participant has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

      - No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

      - Minimum Exercise. No fewer than 100(1) shares of Common Stock may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

2.    CONTINUANCE OF SERVICE REQUIRED; NO SERVICE COMMITMENT.

      The vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Service for only a portion of the vesting period with respect to a vesting installment, even if services are provided for a substantial portion of that period, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of services as provided in Section 4 below.

      Nothing contained in this Option Agreement or the Plan constitutes an employment or service commitment by the Corporation or any Subsidiary, confers upon the Participant any right to remain in the service of the Corporation or any Subsidiary, interferes in any way with the right of the Corporation or any Subsidiary at any time to terminate such service, or affects the right of the Corporation or any Subsidiary to increase or decrease the Participant's other compensation.

3.    METHOD OF EXERCISE OF OPTION.

      The Option shall be exercisable by the delivery to the Secretary of the Corporation of a written notice stating the number of shares of Common Stock to be purchased pursuant to the Option (or by completion of such other administrative exercise procedures as the Committee may require from time to time) and accompanied by:

      -     payment in full for the Exercise Price of the shares to be purchased
            (A) in cash or by electronic funds transfer to the Corporation, (B) by check payable to the order of the Corporation, or (C) by delivery to the Corporation of shares of Common Stock already owned by the Participant, valued at their Fair Market Value on the exercise date, provided, however, that any shares acquired directly from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the Participant for at least six (6) months before the date of such exercise, and in each case subject to such specific procedures or directions as the Committee may establish; and

      -     any written statements or agreements required pursuant to Section
            6.4 of the Plan.

4.    EARLY TERMINATION OF OPTION.

      The Option, to the extent not previously exercised, and all other rights in respect thereof, whether vested and exercisable or not, shall terminate and become null and void prior to the Expiration Date in the event that either: (1) the Participant ceases to be a member of the Board of Directors and the Option terminates pursuant to Section 7.5 of the Plan; or (2) the Option terminates pursuant to Section 7.7 of the Plan.

5.    NON-TRANSFERABILITY AND OTHER RESTRICTIONS.

      The Option and any other rights of the Participant under this Option Agreement or the Plan are nontransferable and exercisable only by the Participant, except as set forth in Section 1.9 of the Plan.

6.    NOTICES.

      Any notice to be given under the terms of this Option Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the address reflected or last reflected on the Corporation's records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Participant is no longer a member of the Board of Directors, notice to the Participant by the Corporation shall be deemed to have been duly given as of the date mailed in accordance with the foregoing provisions of this Section 6.

7.    PLAN.

      The Option and all rights of the Participant under this Option Agreement are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Option Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Participant agrees to be bound by the terms of the Plan and of this Option Agreement. The Participant acknowledges reading and understanding the Plan, the Plan Prospectus, and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Committee do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Committee so conferred by appropriate action of the Board or the Committee under the Plan after the date hereof.

8.    ENTIRE AGREEMENT.

      This Option Agreement (including these Terms) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Option Agreement may be amended pursuant to
Section 6.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

9.    GOVERNING LAW.

      This Option Agreement and the rights of the parties hereunder and with respect to the Option shall be shall be governed by and construed and enforced in accordance with the laws of the State of Nevada without regard to conflict of law principles thereunder. The parties, as well as any of their successors, employees, or representatives, irrevocably agree to the exclusive jurisdiction of the Courts of the State of Nevada (or such judicial district of a court of the United States as shall include same) for the determination of all matters arising hereunder or with respect to the Option. In the event of litigation with respect to any such matter, the prevailing party shall be entitled to recover such party's costs of the action, including reasonable attorneys fees.

(Remainder of Page Intentionally Left Blank)

                          INTERNATIONAL GAME TECHNOLOGY
                            2002 STOCK INCENTIVE PLAN
                        INCENTIVE STOCK OPTION AGREEMENT

      THIS INCENTIVE STOCK OPTION AGREEMENT (this "OPTION AGREEMENT") by and between INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation (the "CORPORATION"), and _____________ (the "PARTICIPANT") evidences the incentive stock option (the "OPTION") granted by the Corporation to the Participant as to the number of shares of the Corporation's Common Stock first set forth below.

NUMBER OF SHARES OF COMMON STOCK:(1) ______      AWARD DATE: _________________

EXERCISE PRICE PER SHARE:(1)  $_____   EXPIRATION DATE:(1,2) ______________

VESTING(1,2) The Option shall become vested as to ____% of the total number of shares of Common Stock subject to the Option on each of the ____ through _____ anniversaries of the Award Date.

      The Option is granted under the International Game Technology 2002 Stock Incentive Plan (the "PLAN") and subject to the Terms and Conditions of Incentive Stock Option (the "TERMS") attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. The Option is intended as an incentive stock option within the meaning of Section 422 of the Code (an "ISO"). Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Participant acknowledges receipt of a copy of the Terms, the Plan, and the Prospectus for the Plan.

"PARTICIPANT"                      INTERNATIONAL GAME TECHNOLOGY,
                                   a Nevada corporation
________________________________
Signature
                                   By:__________________________________
________________________________
Print Name                         Print Name:  David D. Johnson

________________________________   Title: Senior Vice President, General Counsel
Address

________________________________
City, State, Zip Code

----------

(1)   Subject to adjustment under Section 6.2 of the Plan.

(2)   Subject to early termination pursuant to Section 4 of this Option
      Agreement.

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTION

1.    VESTING; LIMITS ON EXERCISE.

      As set forth on the cover page of this Option Agreement, the Option shall vest and become exercisable in percentage installments of the aggregate number of shares of Common Stock subject to the Option. The Option may be exercised only to the extent the Option is vested and exercisable.

      - Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Participant has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

      - No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

      - Minimum Exercise. No fewer than 100(1) shares of Common Stock may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

      - ISO Value Limit. If the aggregate fair market value of the shares with respect to which ISOs (whether granted under the Option or otherwise) first become exercisable by the Participant in any calendar year exceeds $100,000, as measured on the applicable Award Dates, the limitations of Section 2.3.1 of the Plan shall apply and to such extent the Option will be rendered a Nonqualified Stock Option.

2.    CONTINUANCE OF EMPLOYMENT REQUIRED; NO EMPLOYMENT COMMITMENT.

      The vesting schedule requires continued employment through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Employment for only a portion of the vesting period with respect to a vesting installment, even if employed for a substantial portion of that period, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment as provided in
Section 4 below.

      Nothing contained in this Option Agreement or the Plan constitutes an employment or service commitment by the Corporation or any Subsidiary, affects the Participant's status as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by the Corporation or any Subsidiary, interferes in any way with the right of the Corporation or any Subsidiary at any time to terminate such employment, or affects the right of the Corporation or any Subsidiary to increase or decrease the Participant's other compensation.

3.    METHOD OF EXERCISE OF OPTION.

      The Option shall be exercisable by the delivery to the Secretary of the Corporation of a written notice stating the number of shares of Common Stock to be purchased pursuant to the Option (or by completion of such other administrative exercise procedures as the Committee may require from time to time) and accompanied by:

      - payment in full for the Exercise Price of the shares to be purchased, in cash or by electronic funds transfer to the Corporation, or by check payable to the order of the Corporation, subject to such specific procedures or directions as the Committee may establish;

      - satisfaction of the tax withholding provisions of Section 6.5 of the Plan; and

      -     any written statements or agreements required pursuant to Section
            6.4 of the Plan.

The Committee also may, but is not required to, authorize a non-cash payment alternative specified below at or prior to the time of exercise. In which case, the Exercise Price and/or applicable withholding taxes, to the extent so authorized, may be paid in full or in part by delivery to the Corporation of:

      - shares of Common Stock already owned by the Participant, valued at their Fair Market Value on the exercise date, provided, however, that any shares acquired directly from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the Participant for at least six (6) months before the date of such exercise; and/or

      - irrevocable instructions to a broker to, upon exercise of the Option, promptly sell a sufficient number of shares of Common Stock acquired upon exercise of the Option and deliver to the Corporation the amount necessary to pay the Exercise Price (and, if applicable, the amount of any related tax withholding obligations); and/or

      - a note meeting the requirements of Section 1.8 of the Plan (or, in the case of tax loans, Section 6.5(b) of the Plan).

The Option will qualify as an ISO only if it meets all of the applicable requirements of the Code. The Option may be rendered a Nonqualified Stock Option if the Committee permits the use of one or more of the non-cash payment alternatives referenced above.

4.    EARLY TERMINATION OF OPTION.

      The Option, to the extent not previously exercised, and all other rights in respect thereof, whether vested and exercisable or not, shall terminate and become null and void prior to the Expiration Date in the event that either: (1) the Participant ceases to be employed by the Corporation or a Subsidiary, except as expressly provided below; or (2) the Option terminates pursuant to Section
6.2 of the Plan.

      - If the Participant ceases to be employed by the Corporation or a Subsidiary other than due to the Participant's death, Total Disability or a termination of employment by the Corporation or a Subsidiary for Cause (as defined below), then the unvested portion of the Option shall terminate upon such termination of employment and the then-vested portion of the Option shall (subject to earlier termination pursuant to Section 6.2 of the Plan and subject to the maximum ten-year term of the Option) continue to be exercisable only for three months after such termination of employment, at which time such remaining portion of the Option shall terminate.

      - If the Participant ceases to be employed by the Corporation or a Subsidiary due to the Participant's death or Total Disability, then the unvested portion of the Option shall terminate upon such termination of employment and the then-vested portion of the Option shall (subject to earlier termination pursuant to Section 6.2 of the Plan and subject to the maximum ten-year term of the Option) continue to be exercisable only for one year after such termination of employment, at which time such remaining portion of the Option shall terminate.

      - The Option (whether or not vested) shall terminate immediately if the Participant's employment is terminated by the Corporation or a Subsidiary for Cause (as defined below).

      -     The foregoing termination of employment rules are subject to Section
            6.12 of the Plan.

      Notwithstanding any post-termination exercise period provided for herein or in the Plan, the Option will qualify as an ISO only if it is exercised within the applicable exercise periods for ISOs under, and meets all of the other requirements of, the Code. If the Option is not exercised within the applicable exercise periods for ISOs or does not meet such other requirements, the Option will be rendered a Nonqualified Stock Option.

      For purposes of this Section 4, the term "Cause" means a termination of employment based upon a finding by the Corporation, acting in good faith and based on its reasonable belief at the time, that the Participant:

      (1) has been negligent in the discharge of his or her duties to the Corporation or one of its affiliates (the term "affiliate" for purposes of this definition shall include, without limitation, each Subsidiary), has refused to perform stated or assigned duties or is incompetent in or (other than be reason of a disability or analogous condition) incapable of performing those duties; or

      (2) has been dishonest or committed or engaged in an act of embezzlement, fraud, or theft, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; or

      (3) has breached a fiduciary duty, or violated any other duty, law, rule, regulation or policy of the Corporation or an affiliate; or has been convicted of, or plead guilty or nolo contendere to, a felony or misdemeanor (other than minor traffic violations or similar offences); or

      (4) has breached any of the provisions of any agreement with the Corporation or an affiliate; or

      (5) has improperly induced a vendor or customer to break or terminate any contract with the Corporation or an affiliate or induced a principal for whom the Corporation or an affiliate acts as agents to terminate such agency relationship.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Corporation first delivers written notice to the Participant of a finding of termination for Cause.

5.    NON-TRANSFERABILITY AND OTHER RESTRICTIONS.

      The Option and any other rights of the Participant under this Option Agreement or the Plan are nontransferable and exercisable only by the Participant, except as set forth in Section 1.9 of the Plan.

6.    NOTICES.

      Any notice to be given under the terms of this Option Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the address reflected or last reflected on the Corporation's payroll records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Participant is no longer an Eligible Person, notice to the Participant by the Corporation shall be deemed to have been duly given as of the date mailed in accordance with the foregoing provisions of this Section 6.

7.    PLAN.

      The Option and all rights of the Participant under this Option Agreement are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Option Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Participant agrees to be bound by the terms of the Plan and of this Option Agreement. The Participant acknowledges reading and understanding the Plan, the Plan Prospectus, and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Committee do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Committee so conferred by appropriate action of the Board or the Committee under the Plan after the date hereof.

8.    ENTIRE AGREEMENT.

      This Option Agreement (including these Terms) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Option Agreement may be amended pursuant to
Section 6.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

9.    GOVERNING LAW.

      This Option Agreement and the rights of the parties hereunder and with respect to the Option shall be shall be governed by and construed and enforced in accordance with the laws of the State of Nevada without regard to conflict of law principles thereunder. The parties, as well as any of their successors, employees, or representatives, irrevocably agree to the exclusive jurisdiction of the Courts of the State of Nevada (or such judicial district of a court of the United States as shall include same) for the determination of all matters arising hereunder or with respect to the Option. In the event of litigation with respect to any such matter, the prevailing party shall be entitled to recover such party's costs of the action, including reasonable attorneys fees.

10.   NOTICE OF EARLY DISPOSITION.

      The Participant agrees to give prompt written notice to the Corporation of any sale or other transfer of any shares of Common Stock acquired upon exercise of the Option that occurs before the later of (A) one year after the date that the Participant acquires the shares upon exercise of the Option, or (B) two years after the Award Date set forth on the cover page of this Option Agreement.

11.   OTHER RESTRICTIONS.

      In consideration of the granting of this Option, the Participant agrees that for a period of one (1) year after he or she ceases to be employed by the Corporation or a Subsidiary, the Participant will not own, manage, control or associate with as an agent, officer, employee, investor, lender, or otherwise with any business entity which competes worldwide with the business of the Corporation or any of its Subsidiaries in the design, manufacture and/or distribution of coin-operated gaming or amusement devices and/or lottery devices, systems or tickets; nor shall the Participant at any time after his or her employment by the Corporation or a Subsidiary terminates disclose, discuss, copy or otherwise use or suffer to be used, in any manner, in competition with or contrary to the interests of the Corporation or any of its Subsidiaries, the customer lists, product research, engineering data or other trade secrets of the Corporation or any of its Subsidiaries. The Corporation and the Participant specifically agree that the scope of the foregoing provisions in this Section 11 are reasonable and fair. Should, however, a court of competent jurisdiction deem the foregoing provisions of this Section 11 to be impermissibly overbroad, it is the desire and intention of the parties that such provisions be enforced as to the greatest extent permitted under applicable law.

(Remainder of Page Intentionally Left Blank)

                          INTERNATIONAL GAME TECHNOLOGY
                            2002 STOCK INCENTIVE PLAN
                       NONQUALIFIED STOCK OPTION AGREEMENT

      THIS NONQUALIFIED STOCK OPTION AGREEMENT (this "OPTION AGREEMENT") by and between INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation (the "CORPORATION"), and ______________ (the "PARTICIPANT") evidences the nonqualified stock option (the "OPTION") granted by the Corporation to the Participant as to the number of shares of the Corporation's Common Stock first set forth below.

NUMBER OF SHARES OF COMMON STOCK:(1) _______    AWARD DATE:  _________________

EXERCISE PRICE PER SHARE:(1)      $_____  EXPIRATION DATE:(1,2) _______________

VESTING(1,2) The Option shall become vested as to ____% of the total number of shares of Common Stock subject to the Option on each of the ____ through ____ anniversaries of the Award Date.

      The Option is granted under the International Game Technology 2002 Stock Incentive Plan (the "PLAN") and subject to the Terms and Conditions of Nonqualified Stock Option (the "TERMS") attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. The Option is not and shall not be deemed to be an incentive stock option within the meaning of Section 422 of the Code. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Participant acknowledges receipt of a copy of the Terms, the Plan, and the Prospectus for the Plan.

"PARTICIPANT"                     INTERNATIONAL GAME TECHNOLOGY,
                                  a Nevada corporation
_______________________________
Signature
                                  By:__________________________________
_______________________________
Print Name                        Print Name: David D. Johnson

_______________________________   Title: Senior Vice President., General Counsel
Address

_______________________________
City, State, Zip Code

----------

(1)   Subject to adjustment under Section 6.2 of the Plan.

(2)   Subject to early termination pursuant to Section 4 of this Option
      Agreement.

                TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTION

1.    VESTING; LIMITS ON EXERCISE.

      As set forth on the cover page of this Option Agreement, the Option shall vest and become exercisable in percentage installments of the aggregate number of shares of Common Stock subject to the Option. The Option may be exercised only to the extent the Option is vested and exercisable.

      - Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Participant has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

      - No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

      - Minimum Exercise. No fewer than 100(1) shares of Common Stock may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

2.    CONTINUANCE OF EMPLOYMENT REQUIRED; NO EMPLOYMENT COMMITMENT.

      The vesting schedule requires continued employment through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Employment for only a portion of the vesting period with respect to a vesting installment, even if employed for a substantial portion of that period, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment as provided in
Section 4 below.

      Nothing contained in this Option Agreement or the Plan constitutes an employment or service commitment by the Corporation or any Subsidiary, affects the Participant's status as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by the Corporation or any Subsidiary, interferes in any way with the right of the Corporation or any Subsidiary at any time to terminate such employment, or affects the right of the Corporation or any Subsidiary to increase or decrease the Participant's other compensation.

3.    METHOD OF EXERCISE OF OPTION.

      The Option shall be exercisable by the delivery to the Secretary of the Corporation of a written notice stating the number of shares of Common Stock to be purchased pursuant to the Option (or by completion of such other administrative exercise procedures as the Committee may require from time to time) and accompanied by:

      - payment in full for the Exercise Price of the shares to be purchased, in cash or by electronic funds transfer to the Corporation, or by check payable to the order of the Corporation, subject to such specific procedures or directions as the Committee may establish;

      - satisfaction of the tax withholding provisions of Section 6.5 of the Plan; and

      -     any written statements or agreements required pursuant to Section
            6.4 of the Plan.

The Committee also may, but is not required to, authorize a non-cash payment alternative specified below at or prior to the time of exercise. In which case, the Exercise Price and/or applicable withholding taxes, to the extent so authorized, may be paid in full or in part by delivery to the Corporation of:

      - shares of Common Stock already owned by the Participant, valued at their Fair Market Value on the exercise date, provided, however, that any shares acquired directly from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the Participant for at least six (6) months before the date of such exercise; and/or

      - irrevocable instructions to a broker to, upon exercise of the Option, promptly sell a sufficient number of shares of Common Stock acquired upon exercise of the Option and deliver to the Corporation the amount necessary to pay the Exercise Price (and, if applicable, the amount of any related tax withholding obligations); and/or

      - a note meeting the requirements of Section 1.8 of the Plan (or, in the case of tax loans, Section 6.5(b) of the Plan).

4.    EARLY TERMINATION OF OPTION.

      The Option, to the extent not previously exercised, and all other rights in respect thereof, whether vested and exercisable or not, shall terminate and become null and void prior to the Expiration Date in the event that either: (1) the Participant ceases to be employed by the Corporation or a Subsidiary, except as expressly provided below; or (2) the Option terminates pursuant to Section
6.2 of the Plan.

      - If the Participant ceases to be employed by the Corporation or a Subsidiary other than due to the Participant's death, Total Disability or a termination of employment by the Corporation or a Subsidiary for Cause (as defined below), then the unvested portion of the Option shall terminate upon such termination of employment and the then-vested portion of the Option shall (subject to earlier termination pursuant to Section 6.2 of the Plan and subject to the maximum ten-year term of the Option) continue to be exercisable only for three months after such termination of employment, at which time such remaining portion of the Option shall terminate.

      - If the Participant ceases to be employed by the Corporation or a Subsidiary due to the Participant's death or Total Disability, then the unvested portion of the Option shall terminate upon such termination of employment and the then-vested portion of the Option shall (subject to earlier termination pursuant to Section 6.2 of the Plan and subject to the maximum ten-year term of the Option) continue to be exercisable only for one year after such termination of employment, at which time such remaining portion of the Option shall terminate.

      - The Option (whether or not vested) shall terminate immediately if the Participant's employment is terminated by the Corporation or a Subsidiary for Cause (as defined below).

      -     The foregoing termination of employment rules are subject to Section
            6.12 of the Plan.

      For purposes of this Section 4, the term "Cause" means a termination of employment based upon a finding by the Corporation, acting in good faith and based on its reasonable belief at the time, that the Participant:

      (1) has been negligent in the discharge of his or her duties to the Corporation or one of its affiliates (the term "affiliate" for purposes of this definition shall include, without limitation, each Subsidiary), has refused to perform stated or assigned duties or is incompetent in or (other than be reason of a disability or analogous condition) incapable of performing those duties; or

      (2) has been dishonest or committed or engaged in an act of embezzlement, fraud, or theft, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; or

      (3) has breached a fiduciary duty, or violated any other duty, law, rule, regulation or policy of the Corporation or an affiliate; or has been convicted of, or plead guilty or nolo contendere to, a felony or misdemeanor (other than minor traffic violations or similar offences); or

      (4) has breached any of the provisions of any agreement with the Corporation or an affiliate; or

      (5) has improperly induced a vendor or customer to break or terminate any contract with the Corporation or an affiliate or induced a principal for whom the Corporation or an affiliate acts as agents to terminate such agency relationship.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Corporation or a Subsidiary first delivers written notice to the Participant of a finding of termination for Cause.

5.    NON-TRANSFERABILITY AND OTHER RESTRICTIONS.

      The Option and any other rights of the Participant under this Option Agreement or the Plan are nontransferable and exercisable only by the Participant, except as set forth in Section 1.9 of the Plan.

6.    NOTICES.

      Any notice to be given under the terms of this Option Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the address reflected or last reflected on the Corporation's payroll records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Participant is no longer an Eligible Person, notice to the Participant by the Corporation shall be deemed to have been duly given as of the date mailed in accordance with the foregoing provisions of this Section 6.

7.    PLAN.

      The Option and all rights of the Participant under this Option Agreement are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Option Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Participant and agrees to be bound by the terms of the Plan and of this Option Agreement. The Participant acknowledges reading and understanding the Plan, the Plan Prospectus, and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Committee do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Committee so conferred by appropriate action of the Board or the Committee under the Plan after the date hereof.

8.    ENTIRE AGREEMENT.

      This Option Agreement (including these Terms) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Option Agreement may be amended pursuant to
Section 6.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

9.    GOVERNING LAW.

      This Option Agreement and the rights of the parties hereunder and with respect to the Option shall be shall be governed by and construed and enforced in accordance with the laws of the State of Nevada without regard to conflict of law principles thereunder. The parties, as well as any of their successors, employees, or representatives, irrevocably agree to the exclusive jurisdiction of the Courts of the State of Nevada (or such judicial district of a court of the United States as shall include same) for the determination of all matters arising hereunder or with respect to the Option. In the event of litigation with respect to any such matter, the prevailing party shall be entitled to recover such party's costs of the action, including reasonable attorneys fees.

10.   OTHER RESTRICTIONS.

      In consideration of the granting of this Option, the Participant agrees that for a period of one (1) year after he or she ceases to be employed by the Corporation or a Subsidiary, the Participant will not own, manage, control or associate with as an agent, officer, employee, investor, lender, or otherwise with any business entity which competes worldwide with the business of the Corporation or any of its Subsidiaries in the design, manufacture and/or distribution of coin-operated gaming or amusement devices and/or lottery devices, systems or tickets; nor shall the Participant at any time after his or her employment by the Corporation or a Subsidiary terminates disclose, discuss, copy or otherwise use or suffer to be used, in any manner, in competition with or contrary to the interests of the Corporation or any of its Subsidiaries, the customer lists, product research, engineering data or other trade secrets of the Corporation or any of its Subsidiaries. The Corporation and the Participant specifically agree that the scope of the foregoing provisions in this Section 10 are reasonable and fair. Should, however, a court of competent jurisdiction deem the foregoing provisions of this Section 10 to be impermissibly overbroad, it is the desire and intention of the parties that such provisions be enforced as to the greatest extent permitted under applicable law.

                          INTERNATIONAL GAME TECHNOLOGY
                            2002 STOCK INCENTIVE PLAN
                        RESTRICTED STOCK AWARD AGREEMENT

      THIS RESTRICTED STOCK AWARD AGREEMENT (this "AWARD AGREEMENT") is dated as of ___________________, by and between INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation (the "CORPORATION"), and ___________________ (the "GRANTEE").

                               W I T N E S S E T H

      WHEREAS, the Corporation maintains the International Game Technology 2002 Stock Incentive Plan (the "PLAN"); and

      WHEREAS, the Corporation desires to grant to the Grantee, and the Grantee desires to accept, a restricted stock award (the "AWARD") upon the terms and conditions set forth herein and in the Plan.

      NOW THEREFORE, in consideration of services rendered and to be rendered by the Grantee, and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

      1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Plan.

      2. GRANT. Subject to the terms of this Award Agreement, the Corporation hereby grants to the Grantee a Restricted Stock Award with respect to an aggregate of _______ shares of Common Stock (the "RESTRICTED STOCK").

      3. VESTING. Subject to Section 8 below, the Award shall vest, and restrictions (other than those set forth in Section 6.4 of the Plan) shall lapse, with respect to ________ (___th) of the total number of shares of Restricted Stock (subject to adjustment under Section 6.2(a) of the Plan) on each of _____________, _____________, ____________, ______________ and
__________________.

      4. CONTINUANCE OF EMPLOYMENT. The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Award and the rights and benefits under this Award Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Grantee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 8 below or under the Plan.

      Nothing contained in this Award Agreement or the Plan constitutes an employment or service commitment by the Corporation or any Subsidiary, affects the Grantee's status as an employee at will who is subject to termination without cause, confers upon the Grantee any right to remain employed by or in service to the Corporation or any Subsidiary, interferes in any way with the right of the Corporation or any Subsidiary at any time to terminate such employment or services, or affects the right of the Corporation or any Subsidiary to increase or decrease the Grantee's other compensation or benefits. Nothing in this paragraph, however, is intended to adversely affect any independent contractual right of the Grantee under any written employment agreement with the Corporation.

      5. DIVIDEND AND VOTING RIGHTS. After the Award Date, the Grantee shall be entitled to cash dividends and voting rights with respect to the shares of Restricted Stock subject to the Award even though such shares are not vested, provided that such rights shall terminate immediately as to any shares of Restricted Stock that are forfeited pursuant to Section 8.

      6. RESTRICTIONS ON TRANSFER. Prior to the time that they have become vested pursuant to Section 3, neither the Restricted Stock, nor any interest therein, amount payable in respect thereof, or Restricted Property (as defined in Section 9 hereof) may be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily. The transfer restrictions in the preceding sentence shall not apply to (a) transfers to the Corporation, or (b) transfers by will or the laws of descent and distribution.

      7.    STOCK CERTIFICATES.

            (a) Book Entry Form. The Corporation shall, in its discretion, issue the shares of Restricted Stock subject to the Award either: (a) in certificate form as provided in Section 7(b) below; or (b) in book entry form, registered in the name of the Grantee with notations regarding the applicable restrictions on transfer imposed under this Award Agreement.

            (b) Certificates to be Held by Corporation; Legend. Any certificates representing shares of Restricted Stock that may be delivered to the Grantee by the Corporation prior to vesting shall be immediately redelivered by the Grantee to the Corporation to be held by the Corporation until the restrictions on such shares shall have lapsed and the shares shall thereby have become vested or the shares represented thereby have been forfeited hereunder. Such certificates shall bear the following legend:

      "The ownership of this certificate and the shares of stock evidenced hereby and any interest therein are subject to substantial restrictions on transfer under an Agreement entered into between the registered owner and International Game Technology. A copy of such Agreement is on file in the office of the Secretary of International Game Technology."

            (c) Delivery of Certificates Upon Vesting. Promptly after the vesting of any shares of Restricted Stock pursuant to Section 3 and the satisfaction of any and all related tax withholding obligations pursuant to
Section 10, the Corporation shall, as applicable, either remove the notations on any shares of Restricted Stock issued in book entry form which have vested or deliver to the Grantee a certificate or certificates evidencing the number of shares of Restricted Stock which have vested (or, in either case, such lesser number of shares as may be permitted pursuant to Section 10). The Grantee (or the Beneficiary or Personal Representative of the Grantee in the event of the Grantee's death or incapacity, as the case may be) shall deliver to the Corporation any representations or other documents or assurances as the Corporation may deem necessary or reasonably desirable to ensure compliance with all applicable legal and regulatory requirements. The shares so delivered shall no longer be restricted shares hereunder.

            (d) Stock Power; Power of Attorney. Concurrent with the execution and delivery of this Award Agreement, the Grantee shall deliver to the Corporation an executed stock power in the form attached hereto as Exhibit A, in blank, with respect to the Restricted Stock. The Grantee, by acceptance of the Award, shall be deemed to appoint, and does so appoint by execution of this Award Agreement, the Corporation and each of its authorized representatives as the Grantee's attorney(s)-in-fact to effect any transfer of unvested, forfeited shares (or shares otherwise reacquired by the Corporation hereunder) to the Corporation as may be required pursuant to the Plan or this Award Agreement and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with any such transfer.

      8.    EFFECT OF TERMINATION OF EMPLOYMENT.

            (a) Forfeiture after Certain Events. The Grantee's shares of Restricted Stock shall be forfeited to the extent such shares have not become vested upon the first date the Grantee is no longer employed by the Corporation or one of its Subsidiaries, regardless of the reason for the termination of the Grantee's employment, whether with or without cause, voluntarily or involuntarily. If the Grantee is employed by a Subsidiary and that entity ceases to be a Subsidiary, such event shall be deemed to be a termination of employment of the Grantee for purposes of this Award Agreement, unless the Grantee otherwise continues to be employed by the Corporation or another of its Subsidiaries following such event.

            (b) Return of Shares. Upon the occurrence of any forfeiture of shares of Restricted Stock hereunder, such unvested, forfeited shares and related Restricted Property shall, without payment of any consideration by the Corporation for such transfer, be automatically transferred to the Corporation, without any other action by the Grantee, or the Grantee's Beneficiary or Personal Representative, as the case may be. The Corporation may exercise its powers under Section 7(d) hereof and take any other action necessary or advisable to evidence such transfer. The Grantee, or the Grantee's Beneficiary or Personal Representative, as the case may be, shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer of such unvested, forfeited shares and related Restricted Property to the Corporation.

      9. ADJUSTMENTS UPON SPECIFIED EVENTS. Upon the occurrence of certain events relating to the Corporation's stock contemplated by Section 6.2(a) of the Plan, the Committee will make adjustments if appropriate in the number and kind of securities that may become vested under an Award. If any adjustment is made under Section 6.2(a) of the Plan, the restrictions applicable to the shares of Restricted Stock shall continue in effect with respect to any consideration or other securities (the "RESTRICTED PROPERTY" and, for the purposes of this Award Agreement, "Restricted Stock" shall include "Restricted Property," unless the context otherwise requires) received in respect of such Restricted Stock. Such Restricted Property shall vest at such times and in such proportion as the shares of Restricted Stock to which the Restricted Property is attributable vest, or would have vested pursuant to the terms hereof if such shares of Restricted Stock had remained outstanding. To the extent that the Restricted Property includes any cash (other than regular cash dividends provided for in Section 5 hereof), such cash shall be invested, pursuant to policies established by the Committee, in interest bearing, FDIC-insured (subject to applicable insurance limits) deposits of a depository institution selected by the Committee, the earnings on which shall be added to and become a part of the Restricted Property.

      10. TAX WITHHOLDING. The Corporation shall reasonably determine the amount of any federal, state, local or other income, employment, or other taxes which the Corporation or any of its affiliates may reasonably be obligated to withhold with respect to the grant, vesting, making of an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "CODE"), or other event with respect to the Restricted Stock. The Corporation may, in its sole discretion, withhold and/or reacquire a sufficient number of shares of Restricted Stock in connection with the vesting of such shares at their then Fair Market Value (determined either as of the date of such withholding or as of the immediately preceding trading day, as determined by the Corporation in its discretion) to satisfy the amount of any such withholding obligations that arise with respect to the vesting of such shares. The Corporation may take such action(s) without notice to the Grantee and shall remit to the Grantee the balance of any proceeds from withholding and/or reacquiring such shares in excess of the amount reasonably determined to be necessary to satisfy such withholding obligations. The Grantee shall have no discretion as to the satisfaction of tax withholding obligations in such manner. If, however, the Grantee makes an election under Section 83(b) of the Code with respect to the Restricted Stock, if any other withholding event occurs with respect to the Restricted Stock other than the vesting of such stock, or if the Corporation for any reason does not satisfy the withholding obligations with respect to the vesting of the Restricted Stock as provided above in this Section 10, the Corporation shall be entitled to require a cash payment by or on behalf of the Grantee and/or to deduct from other compensation payable to the Grantee the amount of any such withholding obligations.

      11. NOTICES. Any notice to be given under the terms of this Award Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Grantee at the Grantee's last address reflected on the Corporation's records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be given only when received, but if the Grantee is no longer an employee of the Corporation or one of its Subsidiaries, shall be deemed to have been duly given by the Corporation when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

      12. PLAN. The Award and all rights of the Grantee under this Award Agreement are subject to, and the Grantee agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Award Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Grantee agrees to be bound by the terms of the Plan and of this Award Agreement. The Grantee acknowledges reading and understanding the Plan, the Prospectus for the Plan, and this Award Agreement. Unless otherwise expressly provided in other sections of this Award Agreement, provisions of the Plan that confer discretionary authority on the Board or the Committee do not (and shall not be deemed to) create any rights in the Grantee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Committee so conferred by appropriate action of the Board or the Committee under the Plan after the date hereof.

      13. ENTIRE AGREEMENT. This Award Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Award Agreement may be amended pursuant to
Section 6.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Grantee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

      14. COUNTERPARTS. This Award Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      15. SECTION HEADINGS. The section headings of this Award Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

      16. GOVERNING LAW. This Award Agreement and the rights of the parties hereunder with respect to the Restricted Stock Award shall be governed by and construed and enforced in accordance with the laws of the State of Nevada without regard to conflict of law principles thereunder.

      IN WITNESS WHEREOF, the Corporation has caused this Award Agreement to be executed on its behalf by a duly authorized officer and the Grantee has hereunto set his or her hand as of the date and year first above written.

                              INTERNATIONAL GAME TECHNOLOGY,
                              A NEVADA CORPORATION

                              By:_____________________________________________

                              Print Name:  David D. Johnson

                              Its: Senior Vice President, General Counsel

                              GRANTEE

                              ________________________________________________
                              Signature

                              ________________________________________________
                              Print Name

                                                                       EXHIBIT A

                                   STOCK POWER

      FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Award Agreement between International Game Technology, a Nevada corporation (the "Corporation"), and the individual named below (the "Individual") dated as of _____________, 2003, the Individual hereby sells, assigns and transfers to the Corporation, an aggregate ______________ shares of Common Stock of the Corporation, standing in the Individual's name on the books of the Corporation and represented by stock certificate number(s) ________________________ _____________________ to which this instrument is attached, and hereby irrevocably constitutes and appoints __________________________________________
as his or her lawful attorney in fact and agent to transfer such shares on the books of the Corporation, with full power of substitution in the premises.

Dated ______________________

                                            __________________________________
                                            Signature

                                            __________________________________
                                            Print Name

(Instruction: Please do not fill in any blanks other than the signature line. The purpose of the assignment is to enable the Corporation to exercise its rights set forth in the Restricted Stock Award Agreement in connection with the forfeiture of any restricted shares subject thereto without requiring additional signatures on the part of the Individual.)

                          INTERNATIONAL GAME TECHNOLOGY
                            2002 STOCK INCENTIVE PLAN
                  UK STOCK OPTION SUB-PLAN ("THE UK SUB-PLAN")

                                OPTION AGREEMENT

      THIS INCENTIVE STOCK OPTION AGREEMENT (this "OPTION AGREEMENT") by and between INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation (the "CORPORATION"), and ________________ (the "PARTICIPANT") evidences the incentive stock option (the "OPTION") granted by the Corporation to the Participant as to the number of shares of the Corporation's Common Stock first set forth below.

NUMBER OF SHARES OF COMMON STOCK:(1) _______        AWARD DATE:  _______________

EXERCISE PRICE PER SHARE:(1) $______    EXPIRATION DATE:(1,2)   ______________

VESTING(1,2) The Option shall become vested as to 20% of the total number of shares of Common Stock subject to the Option on each of the first through fifth anniversaries of the Award Date.

The Option is granted under the UK Sub-Plan to the International Game Technology 2002 Stock Incentive Plan (the "UK SUB-PLAN") and subject to the Terms and Conditions of Incentive Stock Option (the "TERMS") attached to this Option Agreement (incorporated herein by this reference) and to the UK Sub-Plan. The Option has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. The Option is intended to be an approved option for the purposes of
Schedule 9 to the United Kingdom Income and Corporation Taxes Act. Capitalized terms are defined in the UK Sub-Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Participant acknowledges receipt of a copy of the Terms, the UK Sub-Plan, and the Prospectus for the UK Sub-Plan.

"PARTICIPANT"                         INTERNATIONAL GAME TECHNOLOGY,
                                      a Nevada corporation
__________________________________
Signature                             By:__________________________________

__________________________________    Print Name:  David D. Johnson
Print Name
                                      Title: Sr. V.P., General Counsel
__________________________________
Address

__________________________________
City, State, Zip Code

----------

(1)   Subject to adjustment under Section 6.2(a) of the Plan.

(2)   Subject to early termination pursuant to Section 4 of this Option
      Agreement.

                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTION

1.    VESTING; LIMITS ON EXERCISE.

      As set forth on the cover page of this Option Agreement, the Option shall vest and become exercisable in percentage installments of the aggregate number of shares of Common Stock subject to the Option. The Option may be exercised only to the extent the Option is vested and exercisable.

      - Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Participant has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

      - No Fractional Shares. Fractional share interests shall be disregarded, but may be cumulated.

      - Minimum Exercise. No fewer than 100(1) shares of Common Stock may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

2.    CONTINUANCE OF EMPLOYMENT REQUIRED; NO EMPLOYMENT COMMITMENT.

      The vesting schedule requires continued employment through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Employment for only a portion of the vesting period with respect to a vesting installment, even if employed for a substantial portion of that period, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment as provided in
Section 4 below.

      Nothing contained in this Option Agreement or the Plan constitutes an employment or service commitment by the Corporation or any Subsidiary, affects the Participant's status as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by the Corporation or any Subsidiary, interferes in any way with the right of the Corporation or any Subsidiary at any time to terminate such employment, or affects the right of the Corporation or any Subsidiary to increase or decrease the Participant's other compensation.

      An Option may not be granted to an individual who is not an Eligible Employee pursuant to the UK Sub-Plan at the date of the award and it should be noted that status as an Eligible Employee shall not be construed as a commitment that any Option under this Sub-Plan to such Eligible Employee or to Eligible Employee generally.

3.    METHOD OF EXERCISE OF OPTION.

      The Option shall be exercisable by the delivery to the Secretary of the Corporation of a written notice stating the number of shares of Common Stock to be purchased pursuant to the Option (or by completion of such other administrative exercise procedures as the Committee may require from time to time) and accompanied by:

      - payment in full for the Exercise Price of the shares to be purchased, in cash or by electronic funds transfer to the Corporation, or by check payable to the order of the Corporation, subject to such specific procedures or directions as the Committee may establish;

      - satisfaction of the tax withholding provisions of Section 6.5 of the Plan as amended by the UK Sub-Plan; and

      -     any written statements or agreements required pursuant to Section
            6.4 of the Plan as amended by the UK Sub-Plan.

4.    EARLY TERMINATION OF OPTION.

      The Option, to the extent not previously exercised, and all other rights in respect thereof, whether vested and exercisable or not, shall terminate and become null and void prior to the Expiration Date in the event that either: (1) the Participant ceases to be employed by the Corporation or a Subsidiary, except as expressly provided below; or (2) the Option terminates pursuant to Section
6.2 of the Plan as amended by the UK Sub-Plan.

      - If the Participant ceases to be employed by the Corporation or a Subsidiary other than due to the Participant's death, Total Disability or a termination of employment by the Corporation or a Subsidiary for Cause (as defined below), then the unvested portion of the Option shall terminate upon such termination of employment and the then-vested portion of the Option shall (subject to earlier termination pursuant to Section 6.2 of the Plan, as amended by the UK Sub-Plan, and subject to the maximum ten-year term of the Option) continue to be exercisable only for three months after such termination of employment, at which time such remaining portion of the Option shall terminate.

      - If the Participant ceases to be employed by the Corporation or a Subsidiary due to the Participant's death or Total Disability, then the unvested portion of the Option shall terminate upon such termination of employment and the then-vested portion of the Option shall (subject to earlier termination pursuant to Section 6.2 of the Plan, as amended by the UK Sub-Plan and subject to the maximum ten-year term of the Option) continue to be exercisable only for one year after such termination of employment, at which time such remaining portion of the Option shall terminate.

      - The Option (whether or not vested) shall terminate immediately if the Participant's employment is terminated by the Corporation or a Subsidiary for Cause (as defined below).

      -     The foregoing termination of employment rules are subject to Section
            6.12 of the Plan, as amended by the UK Sub-Plan.

      For purposes of this Section 4, the term "Cause" means a termination of employment based upon a finding by the Corporation, acting in good faith and based on its reasonable belief at the time, that the Participant:

      (1) has been negligent in the discharge of his or her duties to the Corporation or one of its affiliates (the term "affiliate" for purposes of this definition shall include, without limitation, each Subsidiary), has refused to perform stated or assigned duties or is incompetent in or (other than be reason of a disability or analogous condition) incapable of performing those duties; or

      (2) has been dishonest or committed or engaged in an act of embezzlement, fraud, or theft, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; or

      (3) has breached a fiduciary duty, or violated any other duty, law, rule, regulation or policy of the Corporation or an affiliate; or has been convicted of, or plead guilty or nolo contendere to, a felony or misdemeanor (other than minor traffic violations or similar offences); or

      (4) has breached any of the provisions of any agreement with the Corporation or an affiliate; or

      (5) has improperly induced a vendor or customer to break or terminate any contract with the Corporation or an affiliate or induced a principal for whom the Corporation or an affiliate acts as agents to terminate such agency relationship.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Corporation first delivers written notice to the Participant of a finding of termination for Cause.

5.    NON-TRANSFERABILITY AND OTHER RESTRICTIONS.

      The Option and any other rights of the Participant under this Option Agreement or the Plan are nontransferable and exercisable only by the Participant, except as set forth in Section 1.9 of the Plan.

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6.    NOTICES.

      Any notice to be given under the terms of this Option Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the address reflected or last reflected on the Corporation's payroll records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Participant is no longer an Eligible Person, notice to the Participant by the Corporation shall be deemed to have been duly given as of the date mailed in accordance with the foregoing provisions of this Section 6.

7.    PLAN.

      The Option and all rights of the Participant under this Option Agreement are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Option Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Participant agrees to be bound by the terms of the Plan and of this Option Agreement. The Participant acknowledges reading and understanding the Plan, the Plan Prospectus, and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Committee do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Committee so conferred by appropriate action of the Board or the Committee under the Plan after the date hereof.

8.    ENTIRE AGREEMENT.

      This Option Agreement (including these Terms) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Option Agreement may be amended pursuant to
Section 6.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

9.    GOVERNING LAW.

      This Option Agreement and the rights of the parties hereunder and with respect to the Option shall be shall be governed by and construed and enforced in accordance with the laws of the State of Nevada without regard to conflict of law principles thereunder. The parties, as well as any of their successors, employees, or representatives, irrevocably agree to the exclusive jurisdiction of the Courts of the State of Nevada (or such judicial district of a court of the United States as shall include same) for the determination of all matters arising hereunder or with respect to the Option. In the event of litigation with respect to any such matter, the prevailing party shall be entitled to recover such party's costs of the action, including reasonable attorneys fees.

10.   NOTICE OF EARLY DISPOSITION.

      The Participant agrees to give prompt written notice to the Corporation of any sale or other transfer of any shares of Common Stock acquired upon exercise of the Option that occurs before the later of (A) one year after the date that the Participant acquires the shares upon exercise of the Option, or (B) two years after the Award Date set forth on the cover page of this Option Agreement.

11.   OTHER RESTRICTIONS.

      In consideration of the granting of this Option, the Participant agrees that for a period of one (1) year after he or she ceases to be employed by the Corporation or a Subsidiary, the Participant will not own, manage, control or associate with as an agent, officer, employee, investor, lender, or otherwise with any business entity which competes worldwide with the business of the Corporation or any of its Subsidiaries in the design, manufacture and/or distribution of coin-operated gaming or amusement devices and/or lottery devices, systems or tickets; nor shall the Participant at any time after his or her employment by the Corporation or a Subsidiary terminates disclose, discuss, copy or otherwise use or suffer to be used, in any manner, in competition with or contrary to the interests of the Corporation or any of its Subsidiaries, the customer lists, product research, engineering data or other trade secrets of the Corporation or any of its Subsidiaries. The Corporation and the Participant specifically agree that the scope of

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the foregoing provisions in this Section 11 are reasonable and fair. Should, however, a court of competent jurisdiction deem the foregoing provisions of this
Section 11 to be impermissibly overbroad, it is the desire and intention of the parties that such provisions be enforced as to the greatest extent permitted under applicable law.

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